UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 15, 2010

CopyTele, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11254	11-2622630
(Commission File Number)	(IRS Employer Identification No.)

900 Walt Whitman Road, Melville, NY	11747
(Address of Principal Executive Offices)	(Zip Code)

(631) 549-5900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Share Incentive Plan

          On July 15, 2010, the Board of Directors (the “Board”) of CopyTele, Inc. (the “Company”) adopted the CopyTele, Inc. 2010 Share Incentive Plan (the “2010 Plan”).

          Officers, key employees and non-employee directors of, and consultants to, the Company or any of its subsidiaries and affiliates are eligible to participate in the 2010 Plan.   The 2010 Plan provides for the granting of stock options, stock appreciation rights, stock awards, performance awards and stock units (the “Benefits”).   A maximum  of 15,000,000 shares of common stock are reserved and available for issuance under the 2010 Plan, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change.   Each current and future non-employee director is automatically granted non-qualified stock options to purchase 60,000 shares of common stock upon their initial election to the Board and at the time of each subsequent annual meeting of shareholders at which they are re-elected to the Board.

          The 2010 Plan will be administered by the committee (the “Committee”)  appointed by the Board, which determines the term and provisions of the Benefits. The 2010 Plan contains provisions for equitable adjustment of the Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividends in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company.  The 2010 Plan terminates on July 14, 2020.  The Committee may amend, suspend or terminate the 2010 Plan at any time.

          Adoption of the 2010 Plan was not subject to shareholder approval. The Board approved the 2010 Plan because it believes that additional shares of common stock must be made available to attract, retain and motivate highly competent persons as officers, employees and non-employee directors of, and consultants to, the Company and its subsidiaries and affiliates, and to assist in further aligning the interests of such individuals with those of the Company’s other stockholders.

          The above summary of the 2010 Plan is qualified in its entirety by reference to the full text of the 2010 Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”).

Amendment to the CopyTele, Inc. 2003 Share Incentive Plan

          On July 15, 2010, the Board approved an Amendment No. 6 (the “Plan Amendment”) to the CopyTele, Inc. 2003 Share Incentive Plan (the “2003 Plan”).  The Plan Amendment extends the post-termination exercise period for all options to be granted under the 2003 Plan to five (5) years if the employment of any employee, or the continuing services of any director or consultant, is terminated by reason of the employee’s, director’s or consultant’s death, retirement, disability, or dismissal other than for cause.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.5 to this Current Report and is incorporated by reference herein.

Amendment to Stock Option Grant Agreements

On July 15, 2010, the Board voted to extend the post-termination exercise period of certain stock options previously granted pursuant to the 2003 Plan and 2000 Share Incentive Plan (the “2000 Plan”) allowing the post-termination exercise period for all vested options previously granted under the 2000 Plan and 2003 Plan to be extended to five (5) years (but not beyond the original term of the option) if the employment of any employee, or the continuing services of any director or consultant, is terminated by reason of the employee’s, director’s or consultant’s death, retirement, disability, or dismissal other than for cause (the “Extension”).  In connection with the Extension, the Board approved amendments to the outstanding stock option agreements previously granted to certain executive officers and directors under the 2003 Plan and the 2000 Plan (the “Stock Option Amendments”).  The following stock option grants and related stock option agreements issued to the Company’s executive officers and directors are affected by the Extension:

	Grant Date	Type	# of Shares	Option Price	Exercise Date	Expiration Date

Denis Krusos
2000 Plan	10/27/00	NQO	250,000	1.063	4/27/01	10/26/10
	1/2/01	NQO	250,000	0.688	1/2/01	1/1/11
	9/20/01	ISO	150,000	0.400	3/20/02	9/19/11
2003 Plan	5/6/03	NQO	500,000	0.250	5/6/03	5/5/13
	2/23/04	NQO	500,000	0.430	2/23/04	2/22/14
	5/11/04	NQO	250,000	0.810	5/11/04	5/10/14
	10/26/04	NQO	1,000,000	1.040	10/26/04	10/25/14
	2/18/05	NQO	1,500,000	0.650	2/18/05	2/17/15
	10/31/05	NQO	1,000,000	0.520	10/31/05	10/30/15
	6/1/06	NQO	1,000,000	0.830	6/1/06	5/31/16
	11/21/06	NQO	700,000	0.700	11/21/06	11/20/16
	11/12/07	NQO	1,000,000	1.170	5/12/08	11/11/17
	10/8/09	NQO	1,000,000	0.920	10/8/09	10/7/19
			9,100,000

Henry P. Herms
2000 Plan	11/20/00	ISO	100,000	0.938	5/20/01	11/19/10
	1/2/01	ISO	50,000	0.688	1/2/01	1/1/11
2003 Plan	5/11/04	NQO	50,000	0.810	5/11/04	5/10/14
	10/26/04	NQO	70,000	1.040	10/26/04	10/25/14
	2/18/05	NQO	100,000	0.650	2/18/05	2/17/15
	10/31/05	NQO	100,000	0.520	10/31/05	10/30/15
	6/1/06	NQO	50,000	0.830	6/1/06	5/31/16
	11/21/06	NQO	50,000	0.700	11/21/06	11/20/16
	11/12/07	NQO	75,000	1.170	5/12/08	11/11/17
	10/8/09	NQO	100,000	0.920	10/8/09	10/7/19
			745,000

George Larounis
2003 Plan	5/11/04	NQO	60,000	0.810	5/11/04	5/10/14
	6/29/04	NQO	40,000	0.750	6/29/04	6/28/14
	10/26/04	NQO	60,000	1.040	10/26/04	10/25/14
	2/18/05	NQO	60,000	0.650	2/18/05	2/17/15
	10/31/05	NQO	60,000	0.520	10/31/06	10/30/10
	10/31/05	NQO	40,000	0.520	10/31/05	10/30/15
	6/1/06	NQO	160,000	0.830	6/1/06	5/31/16
	10/31/06	NQO	60,000	0.590	10/31/07	10/30/11
	11/13/07	NQO	60,000	1.210	5/13/08	11/12/17
	8/28/08	NQO	60,000	0.800	8/29/09	8/27/13
	10/8/09	NQO	60,000	0.920	10/8/09	10/7/19
	10/29/09	NQO	60,000	0.612	10/29/10	10/28/14
			780,000

          The foregoing description of the Stock Option Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Option Amendments for employee and director participants, which are filed as Exhibits 10.6  and 10.7, respectively, to this Current Report and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	CopyTele, Inc. 2010 Share Incentive Plan.

10.2	Form of Stock Option Agreement under the 2010 Share Incentive Plan (for employee participants).

10.3	Form of Stock Option Agreement under the 2010 Share Incentive Plan to (for director participants).

10.4	Form of Stock Award Agreement under the 2010 Share Incentive Plan.

10.5	Amendment No. 6 to the CopyTele, Inc. 2003 Share Incentive Plan.

10.6	Form of Stock Option Grant Amendment under the 2000 Share Incentive Plan and 2003 Share Incentive Plan (for employee participants).

10.7	Form of Stock Option Grant Amendment under the 2000 Share Incentive Plan and 2003 Share Incentive Plan (for director participants).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPYTELE, INC.

Date:	July 20, 2010	By:	/s/ Denis A. Krusos
Denis A. Krusos
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	CopyTele, Inc. 2010 Share Incentive Plan.

10.2	Form of Stock Option Agreement under the 2010 Share Incentive Plan (for employee participants).

10.3	Form of Stock Option Agreement under the 2010 Share Incentive Plan to (for director participants).

10.4	Form of Stock Award Agreement under the 2010 Share Incentive Plan.

10.5	Amendment No. 6 to the CopyTele, Inc. 2003 Share Incentive Plan.

10.6	Form of Stock Option Grant Amendment under the 2000 Share Incentive Plan and 2003 Share Incentive Plan (for employee participants).

10.7	Form of Stock Option Grant Amendment under the 2000 Share Incentive Plan and 2003 Share Incentive Plan (for director participants).